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                                                 SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                           Current Report Pursuant to Section 13 or 15(d) of
                                                  the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): December 14, 2006

                                                           Cox Radio, Inc.

                                             ----------------------------------------------

                                       (Exact name of registrant as specified in its charter)

                          Delaware                                   1-12187                               58-1620022

                     -----------------                           ---------------                       ------------------

                      (State or other                             (Commission File                     (I.R.S. Employer
                       jurisdiction of                                 Number)                          Identification No.)
                       incorporation)


                     6205 Peachtree Dunwoody Road Atlanta, Georgia                          30328

                   --------------------------------------------------                    ------------
                       (Address of principal executive offices)                           (Zip Code)


                                                                     (678) 645-0000
                                                                -----------------------


                                                 (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events.

Prior to January 1, 1997, all eligible Cox Radio employees participated in a noncontributory, tax-qualified defined benefit pension plan of Cox Enterprises and were eligible to receive certain post-retirement health care and life insurance benefits provided by Cox
Enterprises.  Effective January 1, 1997 only eligible employees who were employed on or before December 31, 1996 were allowed to continue participating in these plans.  Currently, approximately 117 employees are grandfathered on that basis and participate in the plans.  On December 14, 2006, the Cox Radio Board of Directors approved an amendment to the plan so that, effective January 1,
2007, Cox Radio will allow all remaining eligible employees, approximately 2,000, to participate in both the pension plan and post-retirement health care plan on a prospective basis.  This enhancement will bring benefits for employees hired after
December 31, 1996 more in line with longer term employees and will support recruiting and retention of quality personnel.
Cox Radio estimates that the incremental expense related to the addition of these employees to the plans will be approximately
$6 million in 2007.


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                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        COX RADIO, INC.


Date:  December 14, 2006                                By:  /s/  Neil O. Johnston
                                                             -----------------------------------
                                                             Name:  Neil O. Johnston
                                                             Title: Vice President and Chief Financial Officer



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